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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 1995



                             ----------------------

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)
                             ----------------------

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
          Delaware                               1-8597                               94-2657368
(State or other jurisdiction             (Commission File number)          (IRS Employer Identification No.)
      of incorporation)

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            One Bridge Plaza, 6th Floor, Fort Lee, New Jersey 07024
                    (Address of principal executive offices)



                                 (201) 585-5100
              (Registrant's telephone number, including area code)



                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.    Other Events.

         On September 21, 1995, the Restated Certificate of Incorporation of The Cooper Companies, Inc. (the "Company") was amended to (i) reduce the number of shares the Company is authorized to issue to 20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock and (ii) effectuate a one-for-three reverse stock split, which became effective at 5:00 P.M., New York City time, on September 21, 1995. The amendment was approved by the stockholders of the Company at the 1995 Annual Meeting of Stockholders held on September 20, 1995.

         The Company issued a press release on September 21, 1995 which is filed as an exhibit hereto and incorporated by reference herein, which reported on the results of the meeting and contained a brief summary of the Company's recent performance.

ITEM 7.    Financial Statements and Exhibits.

           (c)  Exhibits.
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


        Exhibit
           No.             Description
        _______            ___________
         99.1              Press Release dated September 21, 1995 of The Cooper Companies, Inc.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE COOPER COMPANIES, INC.


                                             By  /s/   Marisa F. Jacobs
                                               _________________________________
                                                    Marisa F. Jacobs
                                                    Secretary and
                                                    Associate General Counsel

Dated: September 27, 1995




                           STATEMENT OF DIFFERENCES
           The trademark symbol shall be expressed as........'tm'




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                                 EXHIBIT INDEX

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

Exhibit                                                                      Sequentially
  No.                      Description                                       Numbered Page
_______                    ___________                                       _____________


99.1                       Press Release dated September 21, 1995 of
                           The Cooper Companies, Inc.

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